SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 17, 2004
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________
























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Item 5.      Other Events.

              Incorporated by reference is a news release issued by the Registrant on February 17, 2004, attached as Exhibit 01, announcing the acceleration of gain recognition on a 244 acre land sale.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing acceleration of gain on sale of real estate issued February 17, 2004.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						        /s/ W. BERNARD LESTER
February 17, 2004                       By________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number	Description

01          Press release issued February 17, 2004


FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
		Florida Real Estate Consultants, Inc.
		(239) 643-2525


ALICO/AGRI, LTD. ACCELERATES $16.1 MILLION GAIN RECOGNITION ON 244 ACRE
 SALE NEAR FLORIDA GULF COAST UNIVERSITY


La Belle, FL.  (February 17, 2004)  -- Ben Hill Griffin, III, Chief
Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that the $18.2 million gain related to the 244 acre sale, by Alico/Agri, Ltd., originally announced in January 2004, was expected to be recognized in two parts. The $16.1 million, previously expected to be recorded during the second half of fiscal 2004, will now be recognized in the second quarter, along with the $2.1 million reported in the original announcement. Circumstances related to the terms of the sale of the property, located at the Alico Road and I-75 interchange, have developed in a manner that will allow the majority of the gain to be reported earlier than expected.